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                                                                    EXHIBIT 10.7

                               EXCHANGE AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of December 31, 2002, by and among C2, Inc., a Wisconsin corporation ("C2"), Zero Zone, Inc., a Wisconsin corporation ("Zero Zone"), and certain shareholders of Zero Zone listed on the signature page hereto (individually, a "Selling Shareholder" and together, the "Selling Shareholders").

                              W I T N E S S E T H:

WHEREAS, the Selling Shareholders own in the aggregate 18,315 shares (the "Subject Shares") of common stock, $0.10 par value per share, of Zero Zone ("ZZ Common Stock"), representing approximately twenty-nine and 41/100 percent (29.41%) of the total shares of ZZ Common Stock issued and outstanding.

WHEREAS, C2 is the beneficial holder of the remaining 43,956 shares of ZZ Common Stock, representing approximately seventy and 59/100 percent (70.59%) of the total shares of ZZ Common Stock issued and outstanding.

WHEREAS, C2 desires to acquire from each Selling Shareholder, and each Selling Shareholder desires to transfer to C2, the Subject Shares solely in exchange for shares of common stock, $1 par value per share, of C2 ("C2 Common Stock") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

         1. PURCHASE AND SALE OF THE SUBJECT SHARES. Subject to the terms and conditions of this Agreement, each Selling Shareholder hereby transfers, and C2 hereby purchases, the Subject Shares held by each Selling Shareholder in exchange for shares of C2 Common Stock as detailed on the attached Schedule 1.

         2.       PURCHASE PRICE; EXCHANGE OF SHARES.

       2.1. UPON THE EXECUTION OF THIS AGREEMENT AND DELIVERY BY EACH SELLING SHAREHOLDER OF A STOCK CERTIFICATE OR CERTIFICATES, DULY ENDORSED FOR TRANSFER OR ACCOMPANIED BY DULY EXECUTED STOCK POWERS, REPRESENTING THE SUBJECT SHARES BEING TRANSFERRED BY SUCH SELLING SHAREHOLDER HEREUNDER, EACH SELLING SHAREHOLDER SHALL BE ENTITLED TO RECEIVE IN EXCHANGE FOR HIS OR HER SUBJECT SHARES THAT NUMBER OF SHARES OF C2 COMMON STOCK EQUAL TO THE PRODUCT OF (a) THE NUMBER OF SUBJECT SHARES BEING SOLD BY SUCH SELLING SHAREHOLDER (AS LISTED OPPOSITE THE SELLING SHAREHOLDER'S NAME ON SCHEDULE 1 ATTACHED HERETO) MULTIPLIED BY (b) 10.37401; PROVIDED, HOWEVER, THAT ANY FRACTIONAL SHARE OF C2 COMMON STOCK RESULTING FROM SUCH CALCULATION SHALL BE ROUNDED UP TO THE NEAREST WHOLE SHARE. THE NUMBER OF SHARES OF C2 COMMON STOCK TO BE RECEIVED BY EACH SELLING SHAREHOLDER IS SET FORTH ON SUCH SCHEDULE 1.

       2.2. UPON RECEIPT BY C2 OF A COPY OF THIS AGREEMENT DULY EXECUTED BY A SELLING SHAREHOLDER AND DELIVERY BY SUCH SELLING SHAREHOLDER OF A STOCK CERTIFICATE OR CERTIFICATES PURSUANT TO SECTION 2.1 ABOVE, C2 SHALL PROMPTLY INSTRUCT ITS TRANSFER AGENT TO ISSUE AND DELIVER TO SUCH SELLING SHAREHOLDER A STOCK CERTIFICATE REPRESENTING THAT NUMBER OF SHARES OF C2 COMMON STOCK BEING ISSUED TO SUCH SELLING SHAREHOLDER PURSUANT TO SECTION
     2.1 ABOVE.

       2.3. THE PARTIES ACKNOWLEDGE AND AGREE THAT NO CONSIDERATION IS BEING PAID TO THE SELLING SHAREHOLDERS FOR THE SUBJECT SHARES OTHER THAN THE SHARES OF C2 COMMON STOCK BEING ISSUED TO THE SELLING SHAREHOLDERS PURSUANT TO SECTION 2.1 ABOVE.

         3. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders severally, but not

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jointly, makes to C2 the following representations and warranties, each of which is true and correct on the date hereof and shall survive the closing of the transactions provided for herein.

                  (a) THE SELLING SHAREHOLDER HAS, AND C2 WILL RECEIVE, GOOD AND MARKETABLE TITLE TO THE SUBJECT SHARES BEING TRANSFERRED BY SUCH SELLING SHAREHOLDER HEREUNDER, FREE AND CLEAR OF ALL MORTGAGES, LIENS, SECURITY INTERESTS, CLAIMS, PLEDGES, LICENSES, EQUITIES, OPTIONS, OR OTHER CHARGES OR ENCUMBRANCES OF ANY NATURE WHATSOEVER.

                  (b) THE SELLING SHAREHOLDER HAS FULL POWER, LEGAL RIGHT AND AUTHORITY TO ENTER INTO, EXECUTE AND DELIVER THIS AGREEMENT AND TO CARRY OUT THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (c) THE SELLING SHAREHOLDER ACKNOWLEDGES THAT (i) C2 HAS MADE AVAILABLE ALL INFORMATION THAT HE OR SHE HAS REQUESTED CONCERNING C2 AND THE EXCHANGE OF THE SUBJECT SHARES FOR SHARES OF C2 COMMON STOCK (THE "EXCHANGE"); (ii) THE SELLING SHAREHOLDER HAS BEEN AFFORDED AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM C2 MANAGEMENT CONCERNING C2, ITS BUSINESS, FINANCIAL RESULTS AND PROSPECTS, AND THE TERMS AND CONDITIONS OF THE EXCHANGE (INCLUDING, BUT NOT LIMITED TO, A TELEPHONIC DISCUSSION HELD ON FRIDAY, DECEMBER 27, 2002, BETWEEN WILLIAM T. DONOVAN, C2'S PRESIDENT AND CHIEF EXECUTIVE OFFICER, AND THE SELLING SHAREHOLDERS); AND (iii) THE SELLING SHAREHOLDER HAS HAD THE OPPORTUNITY TO OBTAIN ANY ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF INFORMATION OTHERWISE FURNISHED BY C2; ALL OF THE INFORMATION SO REQUESTED HAS BEEN PROVIDED, AND THE SELLING SHAREHOLDER REQUIRES NO ADDITIONAL INFORMATION TO EVALUATE THE MERITS AND RISKS OF THE EXCHANGE AND AN INVESTMENT IN C2 COMMON STOCK. EACH SELLING SHAREHOLDER ACKNOWLEDGES THAT INFORMATION ABOUT C2, ITS BUSINESS, FINANCIAL RESULTS, PROSPECTS AND OTHER RELEVANT MATTERS IS READILY AVAILABLE TO SUCH SELLING SHAREHOLDER BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S EDGAR DATABASE AT WWW.SEC.GOV.

                  (d) THE SELLING SHAREHOLDER ACKNOWLEDGES THAT HE OR SHE IS FINANCIALLY SOPHISTICATED, THAT HE OR SHE HAS MADE HIS OR HER OWN INDEPENDENT DETERMINATION OF THE VALUE OF THE SUBJECT SHARES AND THE VALUE OF A SHARE OF C2 COMMON STOCK, AND THAT THE EXCHANGE RATIO FOR THE SUBJECT SHARES WAS DETERMINED THROUGH ARMS' LENGTH NEGOTIATION. THE SELLING SHAREHOLDER ACKNOWLEDGES THAT HE OR SHE HAS NOT RELIED ON ANY ORAL REPRESENTATION OR STATEMENT FROM ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR REPRESENTATIVES OF C2 WITH RESPECT TO THE EXCHANGE, C2, THE VALUE OF THE SUBJECT SHARES, THE VALUE OF THE C2 COMMON STOCK TO BE RECEIVED IN EXCHANGE THEREFOR OR OTHERWISE, AND FURTHER ACKNOWLEDGES THAT ALL REPRESENTATIONS, WARRANTIES, AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO THE EXCHANGE OF THE SUBJECT SHARES FOR SHARES OF C2 COMMON STOCK ARE SET FORTH IN THIS AGREEMENT.

                  (e) THE SELLING SHAREHOLDER HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF ACQUIRING SHARES OF C2 COMMON STOCK AND OF MAKING AN INFORMED INVESTMENT DECISION WITH RESPECT THERETO; THE SELLING SHAREHOLDER HAS REVIEWED ALL OF THE INFORMATION PROVIDED BY C2, INCLUDING, WITHOUT LIMITATION, ALL PERIODIC REPORTS FILED BY C2 WITH THE SECURITIES EXCHANGE COMMISSION (THE "SEC") DURING THE LAST THREE YEARS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("EXCHANGE ACT"), AND BY VIRTUE OF SUCH REVIEW THE SELLING SHAREHOLDER UNDERSTANDS THE MERITS AND RISKS OF AN INVESTMENT IN SHARES OF C2 COMMON STOCK. AS NOTED EARLIER, C2'S PERIODIC REPORTS AND OTHER FILINGS MADE WITH THE SEC PURSUANT TO THE EXCHANGE ACT ARE READILY AVAILABLE TO EACH SELLING SHAREHOLDER BY ACCESSING THE SEC'S EDGAR DATABASE AT WWW.SEC.GOV.

                  (f) THE SELLING SHAREHOLDER ACKNOWLEDGES THAT C2'S LEGAL COUNSEL HAS PREPARED THIS AGREEMENT AT THE DIRECTION OF C2 AND HE OR SHE HAS RECEIVED NO REPRESENTATION FROM C2'S LEGAL COUNSEL ABOUT THE LEGAL, TAX OR OTHER CONSEQUENCES OF THIS AGREEMENT AND/OR THE

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         TRANSACTIONS CONTEMPLATED HEREBY. THE SELLING SHAREHOLDER HAS RELIED
         UPON HIS OR HER OWN LEGAL AND TAX COUNSEL TO THE EXTENT HE OR SHE DEEMS NECESSARY AS TO ALL MATTERS AND QUESTIONS CONCERNING THE EXCHANGE AND AN INVESTMENT IN SHARES OF C2 COMMON STOCK, AND THE SELLING SHAREHOLDER HAS NOT RELIED UPON ANY OPINION, WRITTEN OR ORAL, OF C2, ITS LEGAL COUNSEL OR ACCOUNTANTS. FURTHERMORE, THE SELLING SHAREHOLDER HAS OBTAINED, TO THE EXTENT HE OR SHE DEEMS NECESSARY, HIS OR HER OWN PROFESSIONAL ADVICE WITH RESPECT TO THE RISKS INVOLVED WITH THE EXCHANGE AND AN INVESTMENT IN SHARES OF C2 COMMON STOCK, AND THE SUITABILITY OF THE INVESTMENT IN C2 COMMON STOCK IN LIGHT OR HIS OR HER PERSONAL FINANCIAL CONDITION AND INVESTMENT NEEDS.

                  (g) THE SELLING SHAREHOLDER'S FINANCIAL CONDITION IS SUCH THAT SUCH SELLING SHAREHOLDER IS ABLE TO BEAR THE RISK OF HOLDING SHARES OF C2 COMMON STOCK FOR AN INDEFINITE PERIOD OF TIME AND THE RISK OF LOSS OF THE ENTIRE INVESTMENT IN C2 COMMON STOCK. THE SELLING SHAREHOLDER BELIEVES THAT THE INVESTMENT IN SHARES OF C2 COMMON STOCK IS SUITABLE FOR HIM OR HER BASED UPON HIS OR HER INVESTMENT OBJECTIVES AND FINANCIAL NEEDS, AND HE OR SHE HAS ADEQUATE MEANS FOR PROVIDING FOR CURRENT FINANCIAL NEEDS AND CONTINGENCIES AND HAS NO NEED FOR LIQUIDITY OF INVESTMENT WITH RESPECT TO SHARES OF C2 COMMON STOCK.

                  (h) THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THE SHARES OF C2 COMMON STOCK HE OR SHE RECEIVES IN THE EXCHANGE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION THEREUNDER AVAILABLE UNDER SECTION 4(2) OF THE 1933 ACT AND/OR REGULATION D THEREUNDER, AND HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER ANY STATE SECURITIES LAWS IN RELIANCE UPON CERTAIN EXEMPTIONS THEREFROM, IN EACH CASE BASED IN PART UPON THE REPRESENTATIONS MADE HEREIN. AS A RESULT, THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT SUCH SHARES OF C2 COMMON SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE UNITED STATES OR ANY OF ITS TERRITORIES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND THE RULES AND REGULATIONS PROMULGATED BY THE SEC THEREUNDER. THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT C2 IS UNDER NO OBLIGATION TO EFFECT REGISTRATION UNDER THE 1933 ACT OF THE SHARES OF C2 COMMON STOCK RECEIVED BY THE SELLING SHAREHOLDERS IN THE EXCHANGE, AND THAT C2 HAS NO INTENTION OF EFFECTING SUCH REGISTRATION.

                  (i) THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THE SHARES OF C2 COMMON STOCK BEING RECEIVED IN THE EXCHANGE WILL BE SUBJECT TO THE STRICT TRANSFER RESTRICTIONS OF RULE 144 UNDER THE 1933 ACT, INCLUDING RULE 144'S VOLUME LIMITATIONS AND ITS REQUIREMENTS AS TO AVAILABLE PUBLIC INFORMATION ABOUT C2 AND HOLDING PERIOD FOR THE SHARES OF C2 COMMON STOCK. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THE SHARES OF C2 COMMON STOCK BEING RECEIVED IN THE EXCHANGE WILL BE SUBJECT UNDER RULE 144 TO A ONE-YEAR HOLDING PERIOD BEFORE SALE IS POSSIBLE. THE SELLING SHAREHOLDER IS FAMILIAR WITH THE PROVISIONS OF RULE 144 AND THE LIMITATIONS UPON THE AVAILABILITY AND APPLICABILITY OF SUCH RULE. THE SELLING SHAREHOLDER UNDERSTANDS AND ACKNOWLEDGES THAT A RESTRICTIVE LEGEND OR LEGENDS WILL BE PLACED ON THE CERTIFICATE(S) REPRESENTING, OR ANY STATEMENT DESCRIBING, HIS OR HER SHARES OF C2 COMMON STOCK RECEIVED IN THE EXCHANGE.

                  (j) THE SELLING SHAREHOLDER REPRESENTS THAT HE OR SHE IS A BONA FIDE RESIDENT OF THE STATE OF WISCONSIN.

                  (k) THE SHARES OF C2 COMMON STOCK RECEIVED IN THE EXCHANGE ARE BEING ACQUIRED FOR THE SELLING SHAREHOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE

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         1933 ACT AND WILL NOT BE TRANSFERRED BY HIM OR HER IN VIOLATION OF THE
         1933 ACT OR THE THEN APPLICABLE RULES AND REGULATIONS THEREUNDER.

                  4. REPRESENTATIONS AND WARRANTIES OF C2. C2 makes to the Selling Shareholders the following representations and warranties, each of which is true and correct on the date hereof and shall survive the closing of the transactions provided for herein.

                  (a) C2 IS A CORPORATION VALIDLY EXISTING AND IN ACTIVE STATUS UNDER THE LAWS OF THE STATE OF WISCONSIN.

                  (b) C2 HAS ALL REQUISITE CORPORATE POWER AND AUTHORITY TO EXECUTE, DELIVER AND PERFORM THIS AGREEMENT, INCLUDING THE PURCHASE OF THE SUBJECT SHARES AND THE ISSUANCE OF SHARES OF C2 COMMON STOCK AS PROVIDED HEREIN.

                  (c) C2 IS ACQUIRING THE SUBJECT SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT.

                  (d) C2 HAS TAKEN ALL NECESSARY CORPORATE ACTION (INCLUDING, WITHOUT LIMITATION, THE APPROVAL OF ITS BOARD OF DIRECTORS) TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN. THIS AGREEMENT HAS BEEN DULY AND VALIDLY EXECUTED AND DELIVERED BY C2 AND CONSTITUTES THE LEGAL, VALID AND BINDING OBLIGATION OF C2, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH ENFORCEMENT MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, MORATORIUM OR OTHER SIMILAR LAWS OR EQUITABLE PRINCIPLES PRESENTLY OR HEREAFTER IN EFFECT AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS GENERALLY.

                  (e) THE SHARES OF C2 COMMON STOCK ISSUABLE TO THE SELLING SHAREHOLDERS PURSUANT TO SECTION 2 OF THIS AGREEMENT, WHEN ISSUED IN ACCORDANCE WITH THE PROVISIONS HEREOF, WILL BE VALIDLY ISSUED, FULLY PAID, NONASSESSABLE (EXCEPT TO THE EXTENT PROVIDED IN SECTION 180.0622(2)(b) OF THE WISCONSIN BUSINESS CORPORATION LAW) AND FREE OF PREEMPTIVE RIGHTS.

                  (f) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY C2 AND THE CONSUMMATION BY IT OF THE TRANSACTIONS CONTEMPLATED HEREIN DO NOT REQUIRE THE CONSENT, WAIVER, APPROVAL, LICENSE OR AUTHORIZATION OF ANY THIRD PARTY OR PUBLIC AUTHORITY; DO NOT VIOLATE, WITH OR WITHOUT THE GIVING OF NOTICE AND/OR THE PASSAGE OF TIME, ANY PROVISION OF LAW APPLICABLE TO C2 OR C2'S AMENDED AND RESTATED ARTICLES OF INCORPORATION OR BYLAWS; AND DO NOT CONFLICT WITH OR RESULT IN A MATERIAL BREACH OR TERMINATION OF ANY MATERIAL PROVISION OF, OR CONSTITUTE A MATERIAL DEFAULT UNDER, OR RESULT IN THE CREATION OF ANY MATERIAL LIEN, CHARGE OR ENCUMBRANCE UPON ANY OF THE MATERIAL PROPERTY, ASSETS OR CAPITAL STOCK OF C2 PURSUANT TO ANY MORTGAGE, DEED OF TRUST, INDENTURE, OR OTHER AGREEMENT OR INSTRUMENT, OR ANY ORDER, JUDGMENT, DECREE, STATUTE, REGULATION OR ANY OTHER COMPARABLE RESTRICTION TO WHICH C2 IS A PARTY OR BY WHICH C2 OR ANY OF ITS ASSETS MAY BE BOUND.

                  5.       INDEMNIFICATION.

                5.1. by selling shareholders. EACH SELLING SHAREHOLDER AGREES TO INDEMNIFY, DEFEND AND HOLD C2, AND ITS OFFICERS, EMPLOYEES, AFFILIATES, REPRESENTATIVES, AGENTS, SUCCESSORS AND PERMITTED ASSIGNS. FROM AND AGAINST ANY CLAIMS, LIABILITIES, ACTIONS, DAMAGES, COSTS OR EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) RESULTING FROM, OR

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         ARISING OUT OF THE INACCURACY OR BREACH OF ANY REPRESENTATION,
         WARRANTY, COVENANT OR AGREEMENT MADE BY SUCH SELLING SHAREHOLDER IN THIS AGREEMENT.

                5.2. BY C2. C2 AGREES TO INDEMNIFY, DEFEND AND HOLD EACH SELLING SHAREHOLDER, AND HIS OR HER RESPECTIVE REPRESENTATIVES, AGENTS, SUCCESSORS AND PERMITTED ASSIGNS, HARMLESS FROM AND AGAINST ANY CLAIMS, LIABILITIES, ACTIONS, DAMAGES, COSTS OR EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) RESULTING FROM, OR ARISING OUT OF THE INACCURACY OR BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT MADE BY C2 IN THIS AGREEMENT.

                  6. COORDINATION WITH EMPLOYEE STOCK AGREEMENT. Zero Zone, C2, and Selling Shareholders Janice L. De Caluwe, John J. Duimstra, Steven
R. Gerds, Bruce R. Hierlmeier and David H. Morrow are parties to that certain Employee Stock Agreement, dated as of March 12, 1999 (the "Employee Stock Agreement"). Such parties covenant and agree that the rights and obligations undertaken by each of them in the Employee Stock Agreement shall continue in full force and effect, notwithstanding the sale of the Subject Shares to C2, except that the Employee Stock Agreement is hereby amended to delete Articles I through IX and Sections 11.1, 11.2, 11.9 and 11.15 in their entirety and they shall be of no further force or effect. Such parties covenant and agree that
Article X and Sections 11.3, 11.4, 11.5, 11.6, 11.7. 11.8, 11.10, 11.11, 11.12,
11.13 and 11.14 of the Employee Stock Agreement shall continue in full force and effect.

                  7. COORDINATION WITH MANAGEMENT STOCK AGREEMENT. Zero Zone, C2 and Selling Shareholder Jack Van Der Ploeg are parties to that certain Management Stock Agreement, dated as of March 12, 1999 (the "Management Stock Agreement"). Such parties covenant and agree that the rights and obligations undertaken by each of them in the Management Stock Agreement shall continue in full force and effect, notwithstanding the sale of the Subject Shares to C2, except that the Management Stock Agreement shall be amended by deleting Articles I through IX and Sections 11.1, 11.2, 11.9 and 11.15 in their entirety and they shall be of no force or effect. Such parties covenant and agree that Article X and Sections 11.3, 11.4, 11.5, 11.6, 11.7, 11.8, 11.10, 11.11, 11.12, 11.13 and
11.14 of the Management Stock Agreement shall continue in full force and effect. Such parties understand and agree that any Zero Zone promissory note issued to Selling Shareholder Jack Van Der Ploeg pursuant to Section 8.2 of the Management Stock Agreement shall be unaffected by the amendments provided above, and that any such promissory note shall be enforceable in accordance with its terms.

                  8.       MISCELLANEOUS.

                8.1. THE RIGHTS OF A PARTY HEREUNDER MAY NOT BE ASSIGNED OR TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES HERETO.

                8.2. EACH SELLING SHAREHOLDER IS SEVERALLY, AND NOT JOINTLY, MAKING THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED IN THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF EACH SELLING SHAREHOLDER UNDER THIS AGREEMENT SHALL BE ENFORCEABLE, AND SHALL CONTINUE IN FULL FORCE AND EFFECT, ACCORDING TO THEIR RESPECTIVE TERMS NOTWITHSTANDING THE INACCURACY OR BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT BY ANY OTHER SELLING SHAREHOLDER UNDER THIS AGREEMENT.

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         8.3.     THIS AGREEMENT MAY NOT BE MODIFIED OR TERMINATED ORALLY, AND
     ANY PROPOSED AMENDMENT OR MODIFICATION SHALL BE IN WRITING AND SIGNED BY THE PARTIES HERETO. THIS DOCUMENT SETS FORTH THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE EXCHANGE OF THE SUBJECT SHARES FOR SHARES OF C2 COMMON STOCK.

         8.4. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WISCONSIN, EXCLUDING ANY CHOICE OF LAW RULES.

         8.5. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
C2, INC. ("C2")                                    ZERO ZONE, INC. ("ZERO ZONE")

By:________________________________       By:___________________________________
Title:_____________________________       Title:________________________________

SELLING SHAREHOLDERS:

___________________________________       ______________________________________
Jack Van Der Ploeg                        Steven R. Gerds

___________________________________       ______________________________________
Janice L. De Caluwe                       Bruce R. Hierlmeier

___________________________________       ______________________________________
John J. Duimstra                          David H. Morrow

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